SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 June 15, 2007
                                 --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

Ms. Christina M. Vaughn was elected as Chief Compliance Officer in September 2006. On Friday, May 11, 2007, Ms. Vaughn tendered her resignation to the Company. Effective June 15, 2007, Ms. Vaughn will no longer serve as an Office of the Company.

The current Chief Financial Officer, along with the Audit Committee, will undertake Ms. Vaughn's duties. No replacement of this position is planned at this time.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date:  06/18/07	                     /Anthony A. Maher/
      ---------                     ----------------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors